____________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 3, 2006

VICTORY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	002-76219-NY	87-0564472
(State or other jurisdiction of	(Commission File Number)	(IRS Employer I.D. Number)
incorporation or organization)

27762 Antonio Parkway, Suite L1-497, Ladera Ranch, CA 92694
(Address of principal executive offices)

(866) 279-9265
(Registrant’s telephone number)

Victory Capital Holdings Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2006, we filed Articles of Amendment with the Secretary of State of Nevada to change our name to “Victory Energy Corporation” to better reflect the direction and business of our company. We are in the process of applying for a new symbol which will be quoted on the NASD OTC Bulletin Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: May 5, 2006	By:	/s/ Jon Fullenkamp
Jon Fullenkamp
Chairman and CEO